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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 24, 1998



              Credit Suisse First Boston Mortgage Securities Corp.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                 333-51771               13-3320910
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(STATE OR OTHER JURISDICTION     (COMMISSION)          (I.R.S. EMPLOYER
    OF INCORPORATION)            FILE NUMBER)         IDENTIFICATION NO.)


11 Madison Avenue, New York, New York                       10010
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


Registrant's telephone number, including area code (212) 325-2000

                                Not Applicable
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                        Exhibit Index Located on Page 2


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ITEM 5. OTHER EVENTS.

                On or about June 25, 1998, the Registrant will cause the issuance and sale of approximately $2.48 billion initial principal amount of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-C1, Class A-1A, A-1B, A-2MF, Class A-X, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class I, Class V-1 and Class V- 2 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 1998, among the Registrant, Banc One Capital Markets, LLC, as servcer (the "Servicer"), Lennar Partners, Inc., as special servicer (the "Special Servicer") and State Street Bank and Trust Company, as trustee (the "Trustee"). In connection with the sale of the Class A-1A, Class A-1B, Class A- 2MF, Class A-X, Class B, Class C, Class D and Class E Certificates (the "Publicly Offered Certificates"), the Registrant has been advised by Credit Suisse First Boston Corporation and PaineWebber Incorporated (the "Underwriters"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-51771 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates.

                The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and to not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.



                                       2

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

                (a)      Financial Statements of Businesses Acquired.

                         Not applicable

                (b)      Pro Forma Financial Information.

                         Not applicable

                (c)      Exhibits.

                         99.1 Computational Materials prepared by the Underwriters in connection with the sale of Publicly Offered Certificates of the Registrant, filed pursuant to Rules 202 and 311(i) of Regulation S-T (filed in paper).




                                       3

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                                   SIGNATURES



                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., Registrant



                                  By: /s/ Allan J. Baum
                                     ----------------------------------
                                     Name:  Allan J. Baum
                                     Title: Vice President



Dated:  June 25, 1998




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                               INDEX OF EXHIBITS




Exhibit      Description                                                Page
-------      -----------                                                ----
 99.1        Computational Materials prepared by the Underwriters in
             connection with the sale of Publicly Offered
             Certificates of the Registrant, filed pursuant to Rules
             202 and 311(i) of Regulation S-T (filed in paper).